UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

NESTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street; Third Floor, Providence, Rhode Island

(Address of principal executive offices)

(401) 274-5658

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 1, 2006, Nestor, Inc., a Delaware corporation (with its subsidiaries, the “Registrant”), appointed Teodor Klowan, Jr., Vice President, Corporate Controller and Chief Accounting Officer of both Nestor, Inc. and its wholly owned subsidiary, Nestor Traffic Systems. Pursuant to Mr. Klowan’s offer letter, he will be paid an annual salary of $126,000, subject to increase to $140,000 annually upon completion of Nestor’s cost reduction program, and on May 5, 2006 he received a grant of options to purchase 75,000 shares of Nestor’s common stock under Nestor’s 2004 Stock Incentive Plan with an exercise price of $3.40. The option will vest 20% on the date of grant and on each of the first four anniversaries of the date of grant. The terms of Mr. Klowan’s employment and option grant described herein are summaries only and are further set forth in the Registrant’s offer letter to him, dated May 1, 2006, and the Incentive Stock Option Agreement between Nestor and Mr. Klowan, dated May 5, 2006, respectively, each included as an exhibit hereto and incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 1, 2006, Nestor appointed Teodor Klowan, Jr., Vice President, Corporate Controller and Chief Accounting Officer of both Nestor, Inc. and its wholly owned subsidiary, Nestor Traffic System, which appointment was ratified by Nestor’s Board of Directors (the “Board”) on May 4, 2006. The material terms of Mr. Klowan’s employment are described above in Item 1.01.

Mr. Klowan, 37, will serve as the principal accounting officer of the Registrant. Nigel P. Hebborn, Executive Vice President, Treasurer and Chief Financial Officer will continue to serve as the Registrant’s principal financial officer, but will no longer serve as the Registrant principal accounting officer.

On May 4, 2006, the Board exercised its authority under Nestor’s by-laws to increase the number of directors to six. The Board elected Clarence A. Davis to fill the vacancy created by that increase. Mr. Davis has not been appointed to any committee of the Board, but it is currently expected that he will be appointed to the Audit Committee.

ITEM 7.01.	REGULATION FD DISCLOSURE

The full text of Nestor’s press release issued in connection with the matters addressed in this Report is furnished as Exhibit 99.1 hereto. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01.	OTHER EVENTS

On May 4, 2006, the Board exercised its authority under Nestor’s by-laws to increase the number of directors to nine effective as of the next annual meeting of the stockholders of the Company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Exhibit

10.1	Offer letter to Teodor Klowan, Jr., dated May 1, 2006

10.2	Incentive Stock Option Grant Agreement between Nestor and Teodor Klowan, Jr., dated May 5, 2006

99.1	Press Release dated May 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESTOR, INC.

	By:	/s/ Nigel P. Hebborn
Nigel P. Hebborn
Executive Vice President, Treasurer and
Chief Financial Officer

Date: May 5, 2006